The Next Generation of Immunotherapy Platforms 36th Annual J.P. Morgan Healthcare Conference January 2018 Exhibit 99.1

This presentation contains certain forward-looking information about ZIOPHARM Oncology, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as "may," "will," "could," "expects," "plans," "anticipates," and "believes." These statements include, but are not limited to, statements regarding the progress, timing and results of preclinical and clinical trials involving the Company's drug candidates, and the progress of the Company's research and development programs. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to: whether chimeric antigen receptor T cell (CAR+ T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, or any of our other therapeutic candidates will advance further in the preclinical or clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether chimeric antigen receptor T cell (CAR+ T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, and our other therapeutic products will be successfully marketed if approved; the strength and enforceability of our intellectual property rights; competition from other pharmaceutical and biotechnology companies; and the other risk factors contained in our periodic and interim SEC reports filed from time to time with the Securities and Exchange Commission, including but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events. Forward-Looking Statements The Next Generation of Immunotherapy Platforms

Two Distinct Platforms, Multiple Opportunities The Next Generation of Immunotherapy Platforms Sleeping Beauty Implement new immune system Most clinically advanced non-viral platform Point-of-care (P-O-C): fraction of cost in a fraction of the time Scalable Control of IL-12 Weaponize existing immune system IL-12: master regulator of immune system RheoSwitch® controls local dosing Immune checkpoint inhibitor combination with nivolumab Multiple cancer indications beginning with GBM

Two Platforms Drive Next Generation Immunotherapy

	Target		Indication	Preclinical	Phase 1	Phase 2	Pivotal
Controlled IL-12	**Ad-RTS-hIL-12**	Multicenter	GBM				
			GBM & OPDIVO® (nivolumab)				
			GBM Stereotactic Treatment				
			Pediatric Brain Tumor				
Sleeping Beauty	CAR	CD19 2nd Gen shortened manufacture	Leukemia/Lymphoma			THE UNIVERSITY OF TEXAS MD Anderson Cancer Center Making Cancer History®	
		CD19 3rd Gen CAR with mbIL15 (P-O-C)	Leukemia/Lymphoma				
		CD33	AML				
		Merck Targets	Undisclosed			Merck KGaA Darmstadt · Germany	
		P-O-C	Hematologic				
	TCR	*Sleeping Beauty* neoantigen	Solid tumors			NIH NATIONAL CANCER INSTITUTE	
		Sleeping Beauty neoantigen and cytokine	TBD				
	NK cells	Genetically engineered	TBD				

P-O-C = Point-of-Care

Initiated Planned

Ziopharm ONCOLOGY

4 • The Next Generation of Immunotherapy Platforms

CONTROLLED IL-12 First Market: A New Paradigm for Recurrent Glioblastoma

Glioblastoma: Global Opportunity for Controlled IL-12

~70,000
new cases world wide each year

12,390[1]
new cases in the U.S. each year

14,576[2]
new cases in Europe each year

Frontline Therapy

- Surgery



- Radiation
- Chemotherapy (temozolomide)

Recurrence = 90%

US – 11,151[1]

EU – 13,118[2]

↓

Recurrent GBM

Average time to death remains **5 to 8 months**

1. http://www.abta.org/about-us/news/brain-tumor-statistics/
2. GlobalData information, June 2016

6 • The Next Generation of Immunotherapy Platforms

Ziopharm ONCOLOGY

Multicenter Phase 1 Study Evaluates Ad-RTS-hIL-12 Plus Veledimex in Patients with Recurrent Glioblastoma

Ad-RTS-hIL-12

A replication-incompetent adenoviral vector administered via a single injection into the tumor and engineered to express and control hIL-12, a powerful cytokine that stimulates an immune anti-tumor response.

Patients scheduled for SOC resection/craniotomy

Veledimex 3±2 hrs before resection → Craniotomy with Ad-RTS-hIL-12 free-hand injection → Veledimex →

Day 0 (Veledimex before resection; craniotomy with injection)

Days 1 to 14 QD and follow up (Veledimex)

Median Overall Survival (months)



Ad-RTS-hIL-12 plus 20mg Veledimex n=15
Lomustine n=110
Bevacizumab n=46
0
2
4
6
8
10
12
14

Ad-RTS-hIL-12 + v data as of October 18, 2017; Data for lomustine and bevacizumab from randomized phase 2 study (BELOB).

Phase 3 randomized control trial to initiate this year

7 • The Next Generation of Immunotherapy Platforms

Ziopharm ONCOLOGY

Why Do Patients Benefit?

Tumors Cold

Tumors Hot

Ad-RTS-hIL-12

1 IL-12 generated from replication-incompetent adenovirus delivered to GBM

2 Patient takes oral pill to produce IL-12 from tumor

3 IL-12 signals T cells to GBM for sustained anti-tumor activity

The Evidence*:

- **MRI evidence:** Tumors **shrinking** after IL-12 immune therapy
- **New emerging biomarker:** Ratio of killer-to-suppressor T cells correlates with **survival**
- **Low-dose steroids:** Improved **survival** likely by maintaining IL-12 immune response; 100%** survival (n=4)
- **Biopsy data:** IL-12 recruits T cells into GBM to make “cold” tumor site “**hot**” for long periods of time

** “A Phase 1 study of Ad-RTS-hIL-12 + veledimex in adult recurrent glioblastoma,” presented at 2017 Society of Neuro-Oncology by Antonio Chiocca, M.D., Ph.D., Brigham and Women’s / Dana-Farber Cancer Center*

*** As of October 2018*

8 • The Next Generation of Immunotherapy Platforms

Ziopharm ONCOLOGY

Biopsies Show New Influx of Killer T cells (CD8+), Upregulation of PD-1 The Next Generation of Immunotherapy Platforms Before Ad-RTS-hIL-12 Day 175 after Ad-RTS-hIL-12 CD8 PD-1 3/3 Subjects IFNg: Mean ± SEM (pg/g) Serum (pg/mL) Tumor (pg/g) Baseline 0.0 ± 0.0 4.2 ± 2.6 Days 130-175 0.0 ± 0.0 226 ± 138 Cold Hot Biopsies at four-plus months after IL-12 activation by veledimex reveal new infiltrates of T cells active in 3 of 3 patients

Rationale for Combination Therapy for rGBM Tumors remain HOT months after IL-12 therapy T-cells traffic deep into tumor Reassuring safety profile The Next Generation of Immunotherapy Platforms Ad-RTS-IL-12 + veledimex rGBM Turn cold tumors hot IL-12 rGBM

Phase 1 Trial Initiated to Evaluate Ad-RTS-hIL-12 plus Veledimex in Combination with OPDIVO® (nivolumab) to Treat Patients with rGBM

- Compelling data demonstrating that IL-12 can remodel the tumor microenvironment
- Sustained influx of $CD8^+$ T cells expressing PD-1
- Combining IL-12 with anti-PD-1 may yield even better anti-tumor responses

Up to 18 Patients

ELIGIBILITY

- Recurrent or progressive GBM
- Scheduled for resection
- Not previously treated with inhibitors of immune-checkpoint pathways

Nivolumab	Veledimex 20 mg 3 ± 2 hr before resection	Tumor resection Ad-RTS-IL-12 (2×10^{11} vp) Free-hand injection	Veledimex 20 mg	Nivolumab
Day -7 (± 3 days)	Day 0		Days 1 through 14 QD	Days 15 q 2 weeks

Primary objective: Safety and tolerability

Secondary: Optimal dose; Overall survival

Ziopharm ONCOLOGY

11 • The Next Generation of Immunotherapy Platforms

IL-12 Platform can Combine with Immune Checkpoint Inhibitors Across Oncology The Next Generation of Immunotherapy Platforms PD-1 PD-L1 CTLA-4 Lag-3 | Tim-3 | Others IL-12 Turn cold tumors hot Current success of immune checkpoint inhibitors Improved success of immune checkpoint inhibitors 30% 10% Broad potential

SLEEPING BEAUTY A New Paradigm for Adoptive Cell Therapy

Target Indication Preclinical Phase 1 Phase 2 Pivotal Ad-RTS-hIL-12 Multicenter GBM GBM & OPDIVO® (nivolumab) GBM Stereotactic Treatment Pediatric Brain Tumor CAR CD19 2nd Gen shortened manufacture Leukemia/Lymphoma CD19 3rd Gen CAR with mbIL15 (P-O-C) Leukemia/Lymphoma CD33 AML Merck Targets Undisclosed P-O-C Hematologic TCR Sleeping Beauty neoantigen Solid tumors Sleeping Beauty neoantigen and cytokine TBD NK cells Genetically engineered TBD Two Platforms Drive Next Generation Immunotherapy The Next Generation of Immunotherapy Platforms P-O-C = Point-of-Care Sleeping Beauty Controlled IL-12 Initiated Planned

Sleeping Beauty under P-O-C Very rapid manufacture Scalable process Avoids use of virus Removes need to grow T cells outside the body Reduces costs ZIOP’s Vision – Scalable, Lower Cost, High-throughput Platform The Next Generation of Immunotherapy Platforms Non-viral gene transfer 1 mbIL-15 improves T cell persistence 2 Switch to control T cells 3 P-O-C

Eliminate the Complexity – P-O-C Trial to be Initiated 2018 The Next Generation of Immunotherapy Platforms Apheresis (blood draw) Isolate, genetically modify T cells with electroporation Infuse CAR+ T cells for in vivo expansion Control <2 days CAR Target mbIL15 for T-cell survival benefit after infusion HER1t for kill switch Resting (quiescent) T cells 1 2 3 4 No ex vivo propagation Sleeping Beauty

First Point-of-Care – CD19-Specific CAR$^+$ T cells

Implementing P-O-C 1, 2, 3

1st generation complete: CAR$^+$ T cells


Manufacture
~4 weeks
Cryopreserve
Release
testing
14 days
Infuse

- Demonstrated *Sleeping Beauty* (SB) genetically modifies T cells safely
- ASH 2017: Long-term survival data and T-cell persistence

2nd generation ongoing: CAR$^+$ T cells


Manufacture
→ ~2 weeks
Cryopreserve
Release
testing
14 → 7 days
Infuse

- Shorten manufacturing and release testing of SB-modified CAR$^+$ T cells
- ASH 2017: Interim safety, anti-tumor response, T-cell persistence

3rd generation 2018: CAR$^+$mbIL15$^+$Switch$^+$ T cells


Manufacture
≤ 2 days
Release
testing
Same day
Infuse

- Rapid (<2 days) manufacturing
- Eliminate need to activate, propagate T cells *ex vivo*
- ASH 2017: CAR$^+$ T cells with mbIL15 expand *in vivo* in mice

FIRST-IN-CLASS NON-VIRAL APPROACH

17 • The Next Generation of Immunotherapy Platforms

Ziopharm ONCOLOGY

CAR+ T Cells Targeting CD33 on AML The Next Generation of Immunotherapy Platforms Follow-up visits Adult & pediatric Relapsed/Refractory AML Lymphodepletion Manufacturing T-cell infusion Trial open at MD Anderson Cancer Center to establish CD33 as a target for CAR+ T cells Technology employs lentivirus and kill switch Enrollment underway

NCI Progressing Sleeping Beauty to Target Neoantigens in Solid Tumors with TCRs The Next Generation of Immunotherapy Platforms Clinical 2018 Completed Clinical Protocol Validation Preparations underway for process validation Preclinical Data JANUARY 2017 - ZIOPHARM and Intrexon Announce CRADA with National Cancer Institute (NCI) Utilizing Sleeping Beauty System to Generate T cells Targeting Neoantigens CRADA "We have used the Sleeping Beauty platform to generate neoantigen-specific T cells and look forward to initiating a clinical trial infusing these genetically modified T cells to target solid tumors," said Steven A. Rosenberg, M.D., Ph.D., Chief of the Surgery Branch at the NCI's Center for Cancer Research, who is leading this research. "The Sleeping Beauty system is able to target the unique mutations that give rise to a patient's malignancy."

Sleeping Beauty Platform’s Versatility, Multiple Targets The Next Generation of Immunotherapy Platforms CD19 CD33 Merck KGaA: two targets Plus others….. Neoantigens Sleeping Beauty reprograms T cells to target the personalized neoantigens within solid tumors DNA Plasmid CARs CARs CARs DNA Plasmid TCRs TCRs TCRs

Changing the Paradigm for Manufacturing Genetically Modified T Cells The Next Generation of Immunotherapy Platforms Centralized Manufacturing Hospital-based Manufacturing Centralized production is necessary due to the use of viral-based gene transfer which is tied to the need for ex vivo numeric expansion Distributed production, e.g., in blood banks, envisioned under point-of-care is now possible using non-viral-based gene transfer and undertaking in vivo numeric expansion

Rolling out Point-of-Care at Hospitals – First Hospital Signed Up The Next Generation of Immunotherapy Platforms <2 days onsite Patient Hospital system holds exclusive regional license Intrexon and Ziopharm receive licensing fees, royalties First Hospital Signed Up

The Year Ahead

Two Platforms with Multiple Milestones in 2018 Off to a great start Combination trial with nivolumab Stereotactic adult & pediatric trials Controlled IL-12 with RTS® Sleeping Beauty The Next Generation of Immunotherapy Platforms To be initiated Pivotal, randomized control trial 2nd Gen. Phase 1 CAR+ CD19 Trial evaluating CD33 as a target P-O-C Phase 1 targeting CD19 Phase 1 w/ Merck KGaA CAR+ T cells NCI: File IND for Phase 1 study of SB-modified TCRs to target neoantigens Off to a great start To be initiated

Financial Update as of Sept. 30, 2017 Condensed Consolidated Balance Sheet Cash, cash equivalents and short term investments $84.4M At MD Anderson Cancer Center from prepayment for programs to be conducted by the Company $29.4M Third Quarter 2017 Financial Results and Updates on Recent Activities Current resources will be sufficient to fund planned operations into the fourth quarter of 2018

January 2018